                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  JULY 21, 1998




                               GENEMEDICINE, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



       0-24572                                          76-0355802
(Commission File No.)                       (IRS Employer Identification No.)


                             8301 NEW TRAILS DRIVE
                        THE WOODLANDS, TEXAS  77381-4248
             (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code:  (281) 364-1150





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     ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a)  Previous independent accountants

          (i) On July 21, 1998, the Registrant elected to replace Arthur Andersen LLP ("Arthur Andersen") as its independent accountants.

          (ii) The reports of Arthur Andersen on the Registrant's financial statements as of December 31, 1996 and 1997 and for each of the years in the three-year period ended December 31, 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii) In April 1998, Registrant appointed an individual to its Board of Directors. Following such appointment, Registrant became aware of a familial relationship between the newly appointed Director and Arthur Andersen. After discussion and analysis of the familial relationship with Arthur Andersen, it was determined that Arthur Andersen could no longer continue to serve as Registrant's independent accountants. Accordingly, the Registrant's audit committee formally dismissed Arthur Andersen as the Registrant's independent accountants and engaged KPMG Peat Marwick LLP as the Registrant's independent accountants.

          (iv) During the Registrant's two most recent fiscal years and through July 21, 1998, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

          (v) During the two most recent fiscal years and through July 21, 1998, there have been no reportable events (as defined in Regulation S-K
          Item 304(a)(1) (v)).

          (vi) The Registrant has requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the above statements.

     (b)  New independent accountants

          (i) The Registrant engaged KPMG Peat Marwick LLP as its new independent accountants as of July 21, 1998. During the two most recent fiscal years and through July 21, 1998, the Registrant has not consulted with KPMG Peat Marwick LLP regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (2) the subject matter of a disagreement or reportable event with the former accountants (as described in Regulation S-K Item 304(a)(2)).
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (C)  EXHIBITS.

          16 Letter dated July 24, 1998 from Arthur Andersen LLP, the Registrant's former accountants, to the SEC.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GENEMEDICINE, INC.



Dated:  July 24, 1998         By: Richard A. Waldron
                                  ---------------------------
                                  Richard A. Waldron
                                  Chief Financial Officer
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                               INDEX TO EXHIBITS

          16 Letter dated July 24, 1998 from Arthur Andersen, the Registrant's former accountants, to the SEC.